                                                                    Exhibit 99.1

CONTACTS:

(MEDIA):       BILL MINTZ           (713/296-7276)
               DAVID HIGGINS        (713/296-6690)

(INVESTOR):    ROBERT DYE           (713/296-6662)

(WEB SITE):    WWW.APACHECORP.COM

                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME

            APACHE'S THIRD-QUARTER EARNINGS RISE 57 PERCENT TO RECORD
      $432 MILLION, OR $1.31 PER SHARE, ON STRONG PRICES, RECORD PRODUCTION

      Houston, Oct. 28, 2004 - Apache Corporation (NYSE, Nasdaq: APA) today reported record third-quarter earnings of $432 million, or $1.31 per diluted common share, up 57 percent from $276 million, or 84 cents per share in the prior-year period. The combination of continued strong prices for both oil and natural gas and record oil production fueled Apache's results.

      Apache's earnings improved 16 percent over the previous record, $372 million or $1.13 per share, which was reported in the second quarter of 2004. Cash from operations before changes in operating assets and liabilities totaled a record $883 million in the third quarter, up from $731 million in the year-earlier period. (This is a non-GAAP measure; see reconciliation below.)

      Apache's third-quarter earnings were reduced by 6 cents per share because of the impact of foreign currency swings on deferred taxes and by 4 cents per share because production was curtailed by Hurricane Ivan.

      Apache's worldwide daily production averaged 458,412 barrels of oil equivalent during the third quarter, up 2 percent from the prior-year period. Liquid hydrocarbon production averaged 252,800 barrels per day, up 6 percent from the prior-year period and an 8 percent increase from the second quarter of 2004. Higher production in Australia, the North Sea and

China more than offset the impact of Hurricane Ivan, which reduced Apache's U.S. oil production by 4,042 barrels per day during the quarter.

      Natural gas production averaged 1.23 billion cubic feet (Bcf) per day, down about 30 million cubic feet (MMcf) per day from the prior-year period, and about 20 MMcf below the second quarter level. Gas production would have been above second-quarter levels had it not been for the impact of Hurricane Ivan.

      In the third quarter, production from the Forties Field in the United Kingdom sector of the North Sea averaged 58,000 barrels of oil per day, up from 47,200 barrels per day in the second quarter, while oil production in Australia averaged 32,200 barrels per day, up 45 percent from the second quarter. Apache's share of production from the Zhao Dong block in Bohai Bay, China, rose to 7,900 barrels per day, up 32 percent from the second quarter.

      "Apache established a new production record despite the negative effects of Hurricane Ivan," said G. Steven Farris, president, chief executive officer and chief operating officer. "What made the difference was growth in other regions, including a 23 percent increase in production from the North Sea."

      Apache has drilled approximately 1,500 wells in the first three quarters of 2004.

      "With the impact of our recently completed acquisitions in the Permian Basin and the Gulf of Mexico, coupled with our active drilling program, we have great momentum going into the fourth quarter and into 2005," Farris said.

      Commodity prices remained strong in the third quarter. Apache received $38.04 per barrel of oil during the third quarter, up 39 percent from $27.34 in the prior-year period; $26.94 per barrel for natural gas liquids, compared with $18.99 per barrel, and $4.77 per thousand cubic feet (Mcf) of gas, compared with $4.45 per Mcf.

      Apache's debt-to-capitalization ratio rose slightly to 26.3 percent at the end of the quarter, from 23.2 percent at the end of the second quarter, because of the cost of assets purchased from ExxonMobil and Anadarko Petroleum.

      Apache Corporation is a large oil and gas independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Western Australia.

                                      -end-

NOTE: Apache will webcast its conference call live at 1 p.m. Central Time on Oct. 28, 2004, from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using pass code 268728. The telephone replay will be available for one week beginning at approximately 5 p.m. on Oct. 28.

This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production, operating costs, exploration and acquisition activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                                   FOR THE QUARTER                    FOR THE NINE MONTHS
                                                                  ENDED SEPTEMBER 30,                 ENDED SEPTEMBER 30,
                                                         ---------------------------------     -----------------------------
                                                              2004                 2003             2004             2003
                                                         ------------         ------------     ------------     ------------
REVENUES AND OTHER:
Oil and gas production revenues                          $  1,414,128         $  1,110,015     $  3,814,294     $  3,129,507
Other                                                          (7,126)              (5,474)         (16,620)          (4,001)
                                                         ------------         ------------     ------------     ------------
                                                            1,407,002            1,104,541        3,797,674        3,125,506
                                                         ------------         ------------     ------------     ------------
OPERATING EXPENSES:
Depreciation, depletion and amortization                      313,520              292,885          895,485          779,590
Asset retirement obligation accretion                          11,071               11,342           32,723           27,100
Lease operating costs                                         204,890              194,574          608,016          514,995
Share appreciation plan - lease operating costs                   874                    -           11,866                -
Gathering and transportation costs                             20,902               16,948           60,698           43,940
Severance and other taxes                                      47,148               41,587           77,691           98,883
General and administrative                                     35,121               34,692          115,450           93,097
Share appreciation plan - general and administrative              854                    -           11,866                -
China litigation provision                                          -                    -           71,216                -
                                                         ------------         ------------     ------------     ------------
  Total operating expenses                                    634,380              592,028        1,885,011        1,557,605
                                                         ------------         ------------     ------------     ------------
OPERATING INCOME                                              772,622              512,513        1,912,663        1,567,901

FINANCING COSTS:
Interest expense                                               41,753               48,784          122,495          127,908
Amortization of deferred loan costs                               652                  557            1,814            1,624
Capitalized interest                                          (12,593)             (14,222)         (38,951)         (38,072)
Interest income                                                  (962)              (1,247)          (1,795)          (2,749)
                                                         ------------         ------------     ------------     ------------
  Net financing costs                                          28,850               33,872           83,563           88,711
                                                         ------------         ------------     ------------     ------------
Preferred interests of subsidiaries                                 -                1,976                -            8,668
                                                         ------------         ------------     ------------     ------------
INCOME BEFORE INCOME TAXES                                    743,772              476,665        1,829,100        1,470,522
Provision for income taxes                                    310,037              199,704          673,143          636,883
                                                         ------------         ------------     ------------     ------------
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE                  433,735              276,961        1,155,957          833,639
Cumulative effect of change in accounting principle,
  net of tax                                                        -                    -                -           26,632
                                                         ------------         ------------     ------------     ------------
NET INCOME                                                    433,735              276,961        1,155,957          860,271
Preferred stock dividends                                       1,420                1,420            4,260            4,260
                                                         ------------         ------------     ------------     ------------
INCOME ATTRIBUTABLE TO COMMON STOCK                      $    432,315         $    275,541     $  1,151,697     $    856,011
                                                         ============         ============     ============     ============
INCOME ATTRIBUTABLE TO COMMON STOCK
BEFORE CHANGE IN ACCOUNTING PRINCIPLE                    $    432,315         $    275,541     $  1,151,697     $    829,379
                                                         ============         ============     ============     ============
BASIC NET INCOME PER COMMON SHARE
Before change in accounting principle                    $       1.32         $       0.85     $       3.54     $       2.58
                                                         ============         ============     ============     ============
After change in accounting principle                     $       1.32         $       0.85     $       3.54     $       2.66
                                                         ============         ============     ============     ============
DILUTED NET INCOME PER COMMON SHARE
Before change in accounting principle                    $       1.31         $       0.84     $       3.50     $       2.56
                                                         ============         ============     ============     ============
After change in accounting principle                     $       1.31         $       0.84     $       3.50     $       2.64
                                                         ============         ============     ============     ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    326,294              323,751          325,657          321,908
                                                         ============         ============     ============     ============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                                 (In thousands)


                                                                       FOR THE QUARTER              FOR THE NINE MONTHS
                                                                      ENDED SEPTEMBER 30,           ENDED SEPTEMBER 30,
                                                             ---------------------------------   -------------------------------
                                                                  2004               2003             2004             2003
                                                             -------------      --------------   --------------   --------------
CAPITALIZED COSTS INCURRED:
  North America exploration and development                  $      379,908     $      239,623   $    1,097,718   $      738,126
  International exploration and development                         207,597            128,797          551,294          326,829
                                                             --------------     --------------   --------------   --------------
                                                             $      587,505     $      368,420   $    1,649,012   $    1,064,955
                                                             ==============     ==============   ==============   ==============
  Acquisitions:

   Oil and gas properties                                    $      490,832     $      270,498   $      490,832   $    1,501,312
   Gas gathering, transmission and processing
     facilities                                                           -                  -                -            5,484
                                                             --------------     --------------   --------------   --------------
                                                             $      490,832     $      270,498   $      490,832   $    1,506,796
                                                             ==============     ==============   ==============   ==============
  Capitalized interest                                       $       12,593     $       14,222   $       38,951   $       38,072
                                                             ==============     ==============   ==============   ==============
  Asset retirement obligation costs                          $      116,944     $       63,426   $      130,125   $      402,053
  Actual retirement expenditures                                    (17,854)            (7,500)         (32,846)         (19,017)
                                                             --------------     --------------   --------------   --------------
                                                             $       99,090     $       55,926   $       97,279   $      383,036
                                                             ==============     ==============   ==============   ==============
  Property sales                                             $            -     $      (15,916)  $            -   $      (16,202)
                                                             ==============     ==============   ==============   ==============


                                                              SEPTEMBER 30,      DECEMBER 31,
                                                                  2004               2003
                                                             --------------     --------------
BALANCE SHEET DATA:
  Current Assets                                             $    1,587,190     $      899,072
  Property and Equipment, net                                    12,737,292         11,260,085
  Goodwill                                                          189,252            189,252
  Other Assets                                                      108,981             67,717
                                                             --------------     --------------
  Total Assets                                               $   14,622,715     $   12,416,126
                                                             ==============     ==============

  Current Liabilities                                        $    1,144,828     $      820,378
  Long-Term Debt                                                  2,735,032          2,326,966
  Deferred Credits and Other Noncurrent Liabilities               3,071,238          2,735,984
  Shareholders' Equity                                            7,671,617          6,532,798
                                                             --------------     --------------
  Total Liabilities and Shareholders' Equity                 $   14,622,715     $   12,416,126
                                                             ==============     ==============
  Common shares outstanding at end of period                        326,471            324,497

NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                                  FOR THE QUARTER                   FOR THE NINE MONTHS
                                                                ENDED SEPTEMBER 30,                 ENDED SEPTEMBER 30,
                                                           ----------------------------        ------------------------------
                                                               2004             2003              2004               2003
                                                           -----------        ---------        -----------      -------------
Net cash provided by operating activities                  $ 1,021,486        $ 854,944        $ 2,320,538      $   2,079,109
Changes in operating assets and liabilities                   (138,582)        (124,308)            20,062            (64,651)
                                                           -----------        ---------        -----------      -------------
Cash from operations before changes in
   operating assets and liabilities                        $   882,904        $ 730,636        $ 2,340,600      $   2,014,458
                                                           ===========        =========        ===========      =============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION

                                                                  FOR THE QUARTER                     FOR THE NINE MONTHS
                                                                ENDED SEPTEMBER 30,                   ENDED SEPTEMBER 30,
                                                          ---------------------------------   ---------------------------------
                                                                2004             2003              2004               2003
                                                          ---------------   ---------------   ---------------   ---------------
FINANCIAL DATA (In thousands, except per share data):

Revenues and other                                        $     1,407,002   $     1,104,541   $     3,797,674         3,125,506
                                                          ===============   ===============   ===============   ===============
Income Attributable to Common Stock                       $       432,315   $       275,541   $     1,151,697   $       856,011
                                                          ===============   ===============   ===============   ===============
Basic Net Income Per Common Share:
   Before change in accounting principle                  $          1.32   $          0.85   $          3.54   $          2.58
                                                          ===============   ===============   ===============   ===============
   After change in accounting principle                   $          1.32   $          0.85   $          3.54   $          2.66
                                                          ===============   ===============   ===============   ===============
Diluted Net Income Per Common Share:
   Before change in accounting principle                  $          1.31   $          0.84   $          3.50   $          2.56
                                                          ===============   ===============   ===============   ===============
   After change in accounting principle                   $          1.31   $          0.84   $          3.50   $          2.64
                                                          ===============   ===============   ===============   ===============
Weighted Average Common Shares Outstanding                        326,294           323,751           325,657           321,908
                                                          ===============   ===============   ===============   ===============
Diluted Shares Outstanding                                        330,193           326,601           329,458           324,650
                                                          ===============   ===============   ===============   ===============

PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - MCF PER DAY
  United States                                                   640,467           717,988           649,997           658,231
  Canada                                                          325,535           319,522           322,390           315,307
  Egypt                                                           141,072           100,965           135,709           112,534
  Australia                                                       121,088           114,248           118,587           107,415
  North Sea                                                         2,043             3,321             1,769             1,820
  Argentina                                                         3,467             7,858             3,985             7,466
                                                          ---------------   ---------------   ---------------   ---------------
   Total                                                        1,233,672         1,263,902         1,232,437         1,202,773
                                                          ===============   ===============   ===============   ===============
AVERAGE NATURAL GAS PRICE PER MCF
  United States                                           $          5.30   $          5.00   $          5.32   $          5.40
  Canada                                                             5.10              4.47              5.10              4.87
  Egypt                                                              4.45              4.31              4.41              4.20
  Australia                                                          1.58              1.47              1.64              1.39
  North Sea                                                          4.36              1.88              4.57              1.95
  Argentina                                                          0.78              0.50              0.62              0.48
   Total                                                             4.77              4.45              4.79              4.76
OIL VOLUME - BARRELS PER DAY
  United States                                                    65,017            75,593            67,110            68,535
  Canada                                                           24,743            25,790            25,409            25,143
  Egypt                                                            52,602            48,788            51,706            47,406
  Australia                                                        32,199            32,711            26,041            31,949
  North Sea                                                        58,031            42,111            49,866            25,320
  China                                                             7,948             3,131             7,121             1,055
  Argentina                                                           532               574               542               586
                                                          ---------------   ---------------   ---------------   ---------------
   Total                                                          241,072           228,698           227,795           199,994
                                                          ===============   ===============   ===============   ===============
AVERAGE OIL PRICE PER BARREL
  United States                                           $         41.45   $         27.03   $         36.90   $         27.52
  Canada                                                            41.34             27.90             36.72             29.23
  Egypt                                                             41.51             27.16             35.81             27.30
  Australia                                                         46.72             29.04             40.96             29.45
  North Sea                                                         25.18             26.58             23.36             26.10
  China                                                             35.99             25.10             32.77             25.10
  Argentina                                                         31.28             28.42             33.28             29.14
   Total                                                            38.04             27.34             34.00             27.80
NGL VOLUME - BARRELS PER DAY
  United States                                                     8,934             8,241             8,218             7,265
  Canada                                                            2,794             1,445             2,665             1,582
                                                          ---------------   ---------------   ---------------   ---------------
   Total                                                           11,728             9,686            10,883             8,847
                                                          ===============   ===============   ===============   ===============
AVERAGE NGL PRICE PER BARREL
  United States                                           $         27.56   $         19.23   $         25.25   $         20.99
  Canada                                                            24.94             17.62             22.90             18.85
   Total                                                            26.94             18.99             24.67             20.60